UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 19, 2007

Wellman, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10033 (Commission File Number)	04-1671740 (IRS Employer Identification No.)

1041 521 Corporate Center Drive Fort Mill, South Carolina	29715
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (803) 835-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item8.01. Other Events
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press release dated October 22, 2007.

Item 8.01.	Other Events.

          On October 19, 2007, Wellman, Inc. served Eastman Chemical Company with notice initiating a patent infringement lawsuit against Eastman Chemical Company for infringement of two United States Patents owned by Wellman that cover titanium catalyst polyethylene terephthalate (“PET”) resins and the preforms made from titanium catalyst PET resins. The complaint alleges that Eastman infringes Wellman’s United States Patent No. 7,129,317 with its ParaStar resins that are made in its IntegRex process and Eastman is inducing third parties, including its customers, to infringe Wellman’s United States Patent No. 7,094,863 when they make preforms using ParaStar resin. On October 22, 2007, Wellman, Inc. issued a press release announcing this lawsuit. A copy of the press release is attached as exhibit 99.1.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellman, Inc.
October 24, 2007	/s/ David R. Styka
David R. Styka
Vice President, Chief Accounting Officer and Controller

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated October 22, 2007.

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